                                                                  EXHIBIT 24.1



                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its Common Shares for resale by certain shareholders of the Company, hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of August, 1998.



                               /s/ Lawrence J. Fox
                              ---------------------------------------------
                              Lawrence J. Fox
                              Chairman of the Board, Chief Executive
                              Officer and Director

                                  POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its Common Shares for resale by certain shareholders of the Company, hereby constitutes and appoints Lawrence W. DeLeon his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of August, 1998.



                               /s/ Stephen A. Sasser
                              -----------------------------------------------
                              Stephen A. Sasser
                              President, Chief Operating Officer and Director

                                  POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its Common Shares for resale by certain shareholders of the Company, hereby constitutes and appoints Stephen A. Sasser his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of August, 1998.



                               /s/ Lawrence W. DeLeon
                              -------------------------------------------
                              Lawrence W. DeLeon
                              Vice President, Chief Financial Officer and
                              Secretary

                                  POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its Common Shares for resale by certain shareholders of the Company, hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 20th day of August, 1998.



                               /s/ Larry L. Liebert
                              ---------------------------------------------
                              Larry L. Liebert
                              Director

                                  POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its Common Shares for resale by certain shareholders of the Company, hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of August, 1998.



                               /s/ Duke W. Thomas
                              ----------------------------------------
                              Duke W. Thomas
                              Director

                                  POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its Common Shares for resale by certain shareholders of the Company, hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of August, 1998.



                               /s/ John T. Tait
                              ----------------------------------------
                              John T. Tait
                              Director

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of SYMIX SYSTEMS, INC., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 for the registration of certain of its Common Shares for resale by certain shareholders of the Company, hereby constitutes and appoints Stephen A. Sasser and Lawrence W. DeLeon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 20th day of August, 1998.



                               /s/ James A. Rutherford
                              ----------------------------------------
                              James A. Rutherford
                              Director